UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 13, 2026
Date of Report (date of earliest event reported)
__________________________________________
MillerKnoll, Inc.
(Exact Name of Registrant as Specified in Charter)

Michigan	001-15141	38-0837640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue
Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.20 per share	MLKN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)     On January 13, 2026, the Board of Directors of MillerKnoll, Inc. (the “Company”), appointed Claire Spofford to the Board of Directors, effective January 13, 2026. Ms. Spofford was also appointed to the Compensation Committee of the Board of Directors.

Ms. Spofford served as Chief Executive Officer, President, and Director of J.Jill, Inc. (NYSE: JILL) from February 2021 until her retirement from those positions in April 2025. Prior to joining J.Jill, Ms. Spofford was the President of Cornerstone Brands from December 2017 to October 2020, where she oversaw a portfolio of four interactive, aspirational home and apparel lifestyle brands: Ballard Designs, Frontgate, Garnet Hill and Grandin Road. She led the team there in evolving the brands into profitable, digitally-driven omnichannel businesses. Before being promoted into that role, from 2014 to October 2017, Ms. Spofford was the President of Garnet Hill. Prior to that, Ms. Spofford was Senior Vice President and Chief Marketing Officer of J.Jill and held numerous leadership roles at Orchard Brands, including Interim President and Chief Executive Officer, Group President for Premium Brands, and President of Appleseed’s. Before joining Orchard Brands, she served as Vice President, Global Marketing of Timberland. Ms. Spofford currently serves on the Board of Directors of Leslie’s, Inc. (Nasdaq: LESL). Ms. Spofford received her M.B.A. from Babson College and her B.A. from the University of Vermont. Ms. Spofford was elected to serve on the Company’s Board of Directors because of her significant experience holding leadership positions within the retail industry.

There are no arrangements or understandings between Ms. Spofford and any other person pursuant to which she was selected as a director, nor are there any transactions in which she has an interest requiring disclosure under Item 404(a) of Regulation S-K. Ms. Spofford will receive the standard compensation arrangement for the Company’s non-employee directors, as described in the Company’s proxy statement filed with the Securities and Exchange Commission on August 29, 2025.

In connection with the appointment of Ms. Spofford to the Board of Directors, the Board increased the size of the Board from 10 to 11 members.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release announcing the appointment of Claire Spofford to the Board of Directors of MillerKnoll, Inc., issued by the Company on January 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	January 16, 2026	MillerKnoll, Inc.
		By:	/s/ Kevin J. Veltman
Kevin J. Veltman Chief Financial Officer